VBL Therapeutics Proposed Merger With Notable Labs



February 23, 2023

Cautionary Note Regarding Forward Looking Statements

This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed merger; VBL Therapeutics’ unaudited cash position at December 31, 2022; the combined company’s listing on Nasdaq after closing of the proposed merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the proposed merger (including completion of Notable’s private placement) and cash runway of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates or platform technologies of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; Notable having sufficient resources to advance its Volasertib and any other pipeline candidates and its platform technologies; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond VBL Therapeutics’ control. VBL Therapeutics’ actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to timely obtain shareholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed merger and the ability of each of VBL Therapeutics and Notable Labs to consummate the proposed merger; (iii) risks related to VBL Therapeutics’ ability to manage its operating expenses and its expenses associated with the proposed merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed merger; (v) the risk that as a result of adjustments to the exchange ratio, VBL Therapeutics shareholders and Notable Labs’ stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of VBL Therapeutics’ common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; (ix) the uncertainties associated with Notable Labs’ platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, including with respect to future financial and operating results; (xiv) risks associated with VBL Therapeutics’ financial close process and completion of its audit for the year ended December 31, 2022; (xv) risks associated with VBL Therapeutics’ loss of “foreign private issuer” status; and (xvi) risks related to the closing of the proposed sale of VBL Therapeutics’ Modi’in facility, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in VBL Therapeutics’ Annual Report on Form 20-F for the year ended December 31, 2021 filed with the SEC, and in other filings that VBL Therapeutics makes and will make with the SEC in connection with the proposed merger, including the Proxy Statement described above under “Additional Information About the Proposed Merger and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. VBL Therapeutics expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Additional Information About the Proposed Merger

Additional Information About the Proposed Merger and Where to Find It

This communication relates to the proposed merger transaction involving Vascular Biogenics, Ltd. (doing business as VBL Therapeutics) and Notable Labs and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, VBL Therapeutics will file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement (the "Proxy Statement") and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that VBL Therapeutics may file with the SEC and or send to VBL Therapeutics' shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF VBL THERAPEUTICS ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VBL THERAPEUTICS, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by VBL Therapeutics with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by VBL Therapeutics with the SEC will also be available free of charge on VBL Therapeutics' website at www.vblrx.com, or by contacting VBL Therapeutics' Investor Relations at ir@vblrx.com. VBL Therapeutics, Notable Labs and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from VBL Therapeutics' shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of VBL Therapeutics is set forth in its Annual Report on Form 20-F for the year ended December 31, 2021, which was filed with the SEC on March 23, 2022, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Proposed Notable Labs & VBL Therapeutics Merger

- Follows VBL Therapeutics extensive review of strategic alternatives
- All-stock transaction: VBL Therapeutics to acquire all outstanding shares of Notable Labs in exchange for newly issued ordinary shares of VBL Therapeutics
- Notable Labs stockholders will own approximately 76% and VBL Therapeutics shareholders will own approximately 24% of the post-merger combined company, in each case on a fully diluted basis and subject to adjustment
- Merger has been approved by the boards of directors of both companies
- Leading healthtech-focused investors Builders VC, B Capital Group, Y Combinator, First Round Capital, and Founders Fund have committed to invest an incremental $10.3 million prior to closing of the transaction
- Expected to close in Q2 2023, subject to approval of the stockholders of Notable Labs and the shareholders of VBL Therapeutics, and other closing conditions

Defining predictive precision medicine,

we aim to

dramatically improve patient outcomes

and the success, speed and ROI

on drug development.

Notable

Traditional Precision Medicines Are Limited

Patients Urgently Need Approaches *Going Beyond Genetic Mutations*

Less than 15% of cancer patients[1]
carry a known actionable genetic marker, and thus
can benefit from traditional precision medicines

In many clinical settings,
traditional precision medicines deliver response rates of only 30% or less[1]

Example: The precision medicine gilteritinib targets Flt3, a genetic mutation found in acute myeloid leukemia (AML), yet **only 34%[2] of gilteritinib-treated Flt3+ patients respond**



Notable

[1] Haslam et al; Annals of Oncology, Vol 32, Issue 7; April 2021
[2] Perl et al; New England Journal of Medicine, 381;18; October 31, 2019

Predicting Clinical Response With a Goal of Improving Patient Outcomes and De-Risking Drug Development

Predictive Precision Medicine Platform, PPMP

Business Model

Biology & Technology

- Reliably identifies patients most likely to respond to a treatment (*does not need genetic markers*)
- Generates *multi-dimensional* measures of biological response of cells to drugs
- Data integrated and translated by *computational algorithms* into patient response predictor

Validated & Scalable

- High-throughput automation enables virtuous learning cycles and continuous optimization
- Clinical validation trials with recognized cancer centers identified responding patients with high level of predictive precision
- Massive, growing data repository drives expansion across diseases and predicted outcomes

From Shelf to Leadership

- Focus on indications with high unmet need (<30% response rates)
- Target/in-license* assets with efficacy in 10-30% patients who PPMP can identify and improve on
- Fast-track remaining development in predicted responders
- Deliver superior profile in target indication (predictive precision translates into response rate)

*and/or co-develop

Assets in Development

Volasertib

- Lead clinical program: Adult AML; Phase 2a topline data expected in 3Q 2024; Sponsored by Notable
- In-licensed from Oncoheroes / Boehringer Ingelheim

Fosciclopirox

- Lead clinical program: Adult AML; Phase 2a topline data expected in 4Q 2023
- Notable Labs co-development; sponsored by CicloMed

Predictive Precision Medicine Platform (PPMP)
Designed to Predict Patient Response Within Clinically Actionable Timeframe



Patient
Sample
PPMP
Platform
Add Drug
or Drug Combination
Patient
Response
Predictor
Predicted
Non-Responder
Predicted
Responders
Treat
Actual
Responders

Predictive Precision
translates into **Response Rate**

Notable

PPMP Merges Biology and Technology

Designed to Overcome the Limitations of Traditional Precision Medicines and AI-Driven Drug Design


Biology
Technology

Replaces one-dimensional targeting with multi-dimensional response measuring

Puts biology back into computational models

Superior Differentiation of Notable's Business Model

Target the most compelling assets available using PPMP

Fast-track remaining development selectively in responding patients with smaller and less costly trials

Deliver a superior competitive profile and new patent life (platform + product)

We Aspire to Dramatically Improve Outcomes for Patients – *Predictably*

Medical Practice Today



Chose between treatments
with less than 30% response rate
based on complex literature/guidelines



100
80
60
40
20
0
Drug 1
Drug 2
Drug 3
Drug 4
Drug 5
Drug 6
Drug 7
Drug 8
Drug 9

Notable Labs Vision



Simply test first and selectively
treat predicted responders



100
80
60
40
20
0
Drug 1
Drug 2
Drug 3
Drug 4
Notable Drug
Drug 6
Drug 7
Drug 8
Drug 9

Notable's Target Impact

Predict & Select Responding Patients

Improved Patient Outcomes

- Higher Market Penetration
- Benefits for Payers
- Optimized Drug Combinations

- **New Patent Life**

De-Risked Drug Development

- Smaller Trials
- Faster Trials
- Lower Cost

Predictive Precision Medicines Pipeline
Lead indications target high unmet medical needs

Asset	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Development Rights
Volasertib	AML					
Fosciclopirox	AML					CicloMed

Notable's Predictive Precision Medicine Platform Merges Biology & Technology



Fresh patient sample
Cancer + Immune cells
Drug Treatment
Media Components
Cytokines/ Growth Factors
Stromal Components
MICROENVIRONMENT PARAMETERS
Assay Model
PROTOCOL PARAMETERS
Dosing Schedule
Wash Outs
Feeding
Multiple Readouts at the Single Cell Level
Live
Dying (Apoptosis)
Dead
Proliferating
Maturing (Differentiating)
Quiescent
Drug Pumps
T-cell Activation
Immune Evasion
PDL1

Differentiation: **Notable** Has Created A Massive Data Repository

Massive existing cell function dataset in hematology

190 billion lines of data

Notable receives up to 10% of a given day's AML patients in the U.S.



Cumulative Number of Samples by Indication
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Feb-23
Other
Ovarian
APL
Lymphoma
MCL
CMML
B-ALL
ALL
MPN
JMML
pAML
Healthy
MM
CLL
MDS
AML

Notable

Notable's Clinical Validation Studies

Stanford University	MD Anderson Cancer Network	Texas Children's Hospital	Washington University in St. Louis
54 Unique HR-MDS Patients	10 Adult AML Patients	20 De Novo Pediatric AML Patients	Adult Patients With Either MDS or AML
Patients Screened Against 74 Compounds and 36 Combinations	Standard-Of-Care Treatment (Venetoclax + Decitabine)	Standard-Of-Care ADE (Cytarabine/Etopside/Daunorubicin)	Standard-Of-Care Treatment (Cytarabine+Idarubicin or Decitabine+Venetoclax)
21 Patients Treated With Screened Compounds	Ex Vivo Assay On Baseline Samples Used to Predict Patient Outcome	13 Samples Viable for Analysis	Ex Vivo Assay On Baseline Samples Used to Predict Patients' Outcomes
11 Predicted Responders 10 Predicted Non-Responders	6 Predicted Responders 3 Predicted Non-Responders	10 Predicted Responders 3 Predicted Non-Responders	Results to be presented at AACR in April 2023

Notable

HR-MDS = Higher-Risk Myelodysplastic Syndromes
ADE = chemotherapy combination which includes cytarabine (Ara-C), daunorubicin hydrochloride, and etoposide phosphate
AACR = American Association for Cancer Research

PPMP Has Demonstrated 83-100% Predictive Precision
In three clinical validation studies with world-class medical centers

HR-MDS and AML	R/R AML	Pediatric AML	



Stanford University
MD Anderson Cancer Center
Texas Children's Hospital
Notable Score
Clinical Non-Responders
Clinical Responders
Clinical Non-Responders
Clinical Responders
Clinical Non-Responders
Clinical Responders
Patient Response in the Real World

Washington University

To be presented at AACR in April 2023

Predictive Precision	100%	83%	100%

Across three clinical validation studies, all platform-predicted responders (except one) did clinically respond in the real world.

Notable

R/R = relapsed/refractory

Predictive Precision Translates Into Clinical Response Rate

Predictive Precision is defined as how many PPMP-predicted responders achieved a clinical response in the real world

Clinical Validation Study	Stanford University 2020[1]	MD Anderson Cancer Center 2021[2]	Texas Children's Hospital (TCH) 2021[3]	Washington University 2022
Predictive Precision	100%	83%	100%	To be presented at AACR in April 2023
Mean [95% CI]	**0.92 [0.69-1.00]**	**0.80 [0.50-1.00]**	**1.00 [1.00-1.00]**	
# Patients	N=21	N=9	N=13	

TCH also studied PPMP for predicting duration of response, which achieved similar precision (minimal residual disease after 1 year)

- **For example, a 100% predictive precision expected to translate into 100% response rate in medical practice**
- **A 100% predictive precision suggests that drugs developed on PPMP can be expected to achieve 100% response rates**

1. Spinner et al., Blood Adv (2020) 4 (12): 2768–2778.
2. Lacher et al., ASH 2021 -- Blood (2021) 138 (Supplement 1): 3464.
3. Strachan et al., ASH 2021 -- Blood (2021) 138 (Supplement 1): 2361.

Notable

Volasertib was Identified Using a PPMP-Driven Search for High-Value Assets

Demonstrated Clinical Activity & Tolerability ✓	Outstanding Platform Performance ✓	Volasertib
• Demonstrated clinical activity signal in defined population (10-30% patients) • Well-defined pharmacokinetic profile • Manageable toxicity • Amenable to combination therapies • Search yielded 80+ promising candidates	• Quickly move to MTA to procure candidate and assess activity on platform • Key criterion for success = high performance on platform • Result = 10+ candidates (and counting) identified as high potential	• Compelling clinical activity in a subset of AML patients (27-31%) • Some patients still respond on volasertib after 6 years • 1,500 patient safety database • Building on Boehringer Ingelheim's breakthrough designation, fast-tracking volasertib to FDA approval expected to provide ultimate platform validation for investigational drugs

Notable

MTA = Material-transfer agreement

Volasertib Response Rate in Notable's Avatar Trial Matched Boehringer Ingelheim's Phase 2/3 Response Rate

Patient population for upcoming Volasertib prospective trial



1
0
−1
−2
−3
Notable Score
Screens
30% Predicted
Responders

Results:

- 30% (20/65) of patients demonstrated ex vivo response
- Avatar response rate = Phase 2 & 3 clinical response rate
- Patient population going forward = Predicted responders in Avatar trial

Development Strategy Designed to Reduce Patient Numbers, Time and Cost


75% fewer patients vs. traditional trials
Phase 2a
30 Patients
(non-selected)
Phase 2b
20 Patients
(selected)
Pivotal Registration Trial
(selected population)
Decide
Score
Cutoff*
Decide
Phase 3
Size
ID
E
CD
x
0`
6
12
18
24
30
36
Months
NDA
FDA-Approved
Therapeutic
PMA
FDA-Approved
Diagnostic
New
IP
Protected sales for 20 yrs.

*cutoff decision will be based on scientific and commercial considerations

	Industry Average	Notable Volasertib
Drug development risks	Efficacy risk + matching risk + safety risk	De-risked (risks distilled to prediction precision)
Phase 3 trial size (AML)	666 patients	120 – 180 patients
Phase 2 trial to expected FDA approval	90 months	30-40 months
Patent life remaining at expected FDA approval	7-8 years	20 years (platform + product)

Volasertib and Fosciclopirox Development Plans:
Notable anticipates delivering multiple near-term value-inflection milestones

Date	Drug + PPMP	Description
2Q 2023	PPMP	Fourth Clinical Validation Study at AACR
3Q 2023	Volasertib	Phase 2A Trial Initiation in Adult AML
4Q 2023	Fosciclopirox	Phase 2A Topline Results Readout in Adult AML from Notable's Co-Development Program
3Q 2024	Volasertib	Phase 2A Topline Results Readout in Adult AML
3Q 2024	Volasertib	Phase 2B Trial Initiation in Adult AML
4Q 2024	Fosciclopirox	Phase 2B Topline Results Readout in Adult AML from Notable's Co-Development Program
1Q 2025	Volasertib	Phase 2B Topline Results Readout in Adult AML

Experienced Management Team

Notable's management integrate expertise and innovation across therapeutics, diagnostics and engineering



Thomas Bock
MD, MBA

Chief Executive Officer

Celgene
HeritX
ALEXION
NOVARTIS ONCOLOGY



Joseph Wagner
PhD

Chief Scientific & Technology Officer

BriaCell
UCDDC
ONCOCYTE
CELL TARGETING, INC.



Matt De Silva

Founder, Executive Chair

ENDPOINT HEALTH
MERRILL A BANK OF AMERICA COMPANY
THIEL

Key Investors

builders
B Capital Group
First Round
FOUNDERS FUND
LIFEFORCE CAPITAL
Lightspeed

Team members developed and commercialized dozens of diagnostics and therapeutics, including multi-billion blockbuster medicines and 4 of the 5 most successful launches in cancer/rare diseases. Collectively, they have built, led, acquired, merged, and/or IPO'd more than a dozen companies.

Our Vision: Transform Patient Outcomes Through Predictive Precision Medicines

Patient by Patient, Cancer by Cancer

Biology + Technology

Validated + Scalable

From Shelf to Leadership

Fast-Paced Value Inflection

Notable

Thank You



Notable

vbl THERAPEUTICS